Operating Lease Obligations	12 Months Ended
Jan. 31, 2017
Leases [Abstract]
Operating Lease Obligations

(11) Operating Lease Obligations

Our operating leases are primarily for buildings, light and medium duty trucks, and other equipment. We sublease certain portion of our facilities under non-cancelable sublease agreements.

Rent expense under operating leases (including insignificant amounts of contingent rental payments and sublease rental income) was $4.3 million, $7.0 million and $9.5 million for the fiscal years ended January 31, 2017, 2016 and 2015, respectively.

Future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms and related subleases in excess of one year from January 31, 2017, are as follows:

Minimum Rental
(in thousands)	Commitments
Fiscal Year 2018	$3,238
Fiscal Year 2019	2,421
Fiscal Year 2020	2,024
Fiscal Year 2021	1,501
Fiscal Year 2022	1,085
Minimum lease payments	$10,269